UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2024

BIOREGENX, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-56345 (Commission File Number)	30-1912453 (IRS Employer Identification No.)

7407 Ziegler Road
Chattanooga, Tennessee	37421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 770-4067

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountants.

(b) Appointment of Independent Registered Public Accounting Firm.

On June 10, 2024, BioRegenx, Inc. (the “Company”) engaged and executed an agreement with Weinberg & Company, P.A. (“Weinberg), as the Company’s new independent accountant for the fiscal years ended December 31, 2023 and 2022. The board of directors approved the decision to engage Weinberg.

During the Company’s fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through June 10, 2024, neither the Company nor anyone on its behalf consulted with Weinberg on either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company and its subsidiaries, and no written report or oral advice was provided by Weinberg to the Company that Weinberg concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (b) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 4.02 Non-Reliance On Previously Issued Financial Statements Or A Related Audit Report Or Completed Interim Review.

On June 7, 2024, after detailed review of guidance provided by the U.S. Securities and Exchange Commission regarding Issuer Disclosure and Reporting Obligations in Light of Rule 102(e) order against BF Borges CPA PC, management of the Company concluded that the Quarterly Report on Form 10-Q and Form 10-Q/A for the period ended March 31, 2024 should no longer be relied upon due to the lack of auditor review prior to filing the Quarterly Report.

Management of the Company is evaluating the impact of any potential restatements of the previously issued Form 10-Q/A for the period ended March 31, 2024 and on its assessments of the effectiveness of its internal control over financial reporting as of the applicable period and such assessment will be included in the amendments to the foregoing filings.

The Company will file its reviewed financial statements for the affected period on Form 10-Q/A as soon as reasonably practical. Because of this potential restatement, the previously-issued financial statements for the affected period, as well as the relevant portions of any communication which describes or are based on such financial statements, should no longer be relied upon. At this time, the Company is unable to quantify the impact of any required corrections to the affected period upon auditor review.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioRegenx, Inc.

(Registrant)

Date: June 10, 2024

By: /s/ William Resides

Name: William Resides

Title: Chief Executive Officer

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